Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Figure Lending LLC (the “Company”)

J.P. Morgan Securities LLC

Jefferies LLC

Goldman Sachs & Co. LLC

(together, the “Specified Parties”)

Re: FIGRE Trust 2023-HE3 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HEL11012023 - HE3_External_v3 (6).xlsx” provided by the Company on November 21, 2023, containing information on 2,683 home equity lines of credit (“HELOCs”) as of October 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FIGRE Trust 2023-HE3. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, decimals, and percentages were within $1.00, 0.1, and 0.1%, respectively.

•

The term “Preliminary Data File” means an electronic data file entitled “HEL11012023 - HE3_External_ v2.xlsx” provided by the Company on November 6, 2023, containing information on 3,418 HELOCs as of October 31, 2023.

•

The term “Source Documents” means copies of the HELOC agreement and credit report data document for each Sample HELOC (defined below) provided by the Company. We make no representation regarding the validity or accuracy of these documents or the execution of the HELOC agreement by the borrower or the validity of the borrower(s) signature(s).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “Provided Information” means Preliminary Data File and Source Documents.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 313 HELOCs from the Preliminary Data File (each, a “Preliminary Sample HELOC”). The Data File contained 257 of the Preliminary Sample HELOCs. We randomly selected 29 additional HELOCs from the Data File (the “Additional Sample HELOCs”). The Preliminary Sample HELOCs and Additional Sample HELOCs constitute 286 HELOCs and are referred to herein as the “Sample HELOCs.”

B.

For each Sample HELOC, we compared the specified attributes in the Data File listed in Exhibit A to the corresponding information included in the Source Documents, listed in the “Source Documents” column of Exhibit A. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified constituted an exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the HELOCs, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the HELOCs to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such HELOCs being securitized, (iii) the compliance of the originator of the HELOCs with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the HELOCs that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

Irvine, California

November 29, 2023

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A

Exhibit A

Attribute (Attribute Name in the Data File)	Source Document
Original Balance (original_loan_bal)	HELOC agreement
Property City (property_city)	HELOC agreement
Property State (property_state)	HELOC agreement
Property Zip (property_zip)	HELOC agreement
Original Term (original_loan_term)	HELOC agreement
Original Draw Term (loan_draw_orig_term)	HELOC agreement
Original Interest Rate (original_interest_rate)	HELOC agreement
Original Credit Score (orig_credit_score)	credit report data document
Estimated Initial Monthly Payment (estimated_monthly_payment_prom_note)	HELOC agreement

A-1